UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 8, 2003

UNIVISION COMMUNICATIONS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

Commission File Number: 001-12223	I.R.S. Employer Identification Number: 95-4398884

1999 Avenue of the Stars, Suite 3050
Los Angeles, California
(Address of Principal Executive Offices)

90067
(Zip Code)

Tel: (310) 556-7676
(Registrant’s Telephone Number, Including Area Code)

Item 9.    Regulation FD Disclosure

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Results of Operations and Financial Condition.”

On May 8, 2003, Univision Communications Inc. issued a press release setting forth its results for its fiscal quarter ending March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Exhibit Index

99.1           Press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIVISION COMMUNICATIONS INC.
(Registrant)

	By	/s/ GEORGE W. BLANK

May 8, 2003

George W. Blank

Los Angeles, California		Executive Vice President and
Chief Financial Officer